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                  SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549

                  ----------------------------------

                               FORM 8-K

                            CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(D) OF
                  THE SECURITIES EXCHANGE ACT OF 1934


   Date of Report (Date of earliest event reported): APRIL 18, 1995



                      INSITUFORM MID-AMERICA, INC.
        (Exact name of registrant as specified in its charter)


     DELAWARE                    0-15280                 43-1319439
 (State or other            (Commission File          (I.R.S. Employer
 jurisdiction of                 Number)               Identification
  organization)                                            Number)


        17988 EDISON AVENUE
      CHESTERFIELD, MISSOURI                           63005-3700
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:  (314) 532-6137




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ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

           On April 18, 1995, Insituform Mid-America, Inc., a Delaware corporation (the "Company"), acquired Enviroq Corporation, a Delaware corporation ("Enviroq"), pursuant to the terms and conditions of a Merger Agreement, dated as of November 2, 1994 (the "Agreement"), by and among the Company, Enviroq, IMA Merger Sub, Inc. and New Enviroq Corporation ("New Enviroq"). Pursuant to the Agreement, IMA Merger Sub, Inc., a wholly-owned subsidiary of the Company, was merged (the "Merger") with and into Enviroq and Enviroq changed its name to IMA Merger Sub, Inc. In connection with the transaction, immediately prior to the Merger Enviroq effected a spin-off to its stockholders of all of the shares of New Enviroq, which owns (i) all of the shares of Snyox Corporation, Enviroq's wholly-owned subsidiary prior to the Merger, (ii) all of the shares of SPRAYROQ, Inc. owned by Enviroq, (iii) approximately 11 acres of unimproved real property located in Jacksonville, Florida, and (iv) $500,000 in cash.

           The consideration payable by the Company pursuant to the Merger consisted of an aggregate of $15,250,000 in cash (the
"Merger Consideration"). Upon the consummation of the Merger, each issued and outstanding share of Enviroq common stock and each unexercised option to acquire Enviroq common stock whose exercise price was less than the per share amount of the Merger
Consideration was converted into the right to receive its proportional share of the Merger Consideration. In connection with the consummation of the Merger, the Company entered into a consulting agreement with New Enviroq pursuant to which the Company will pay New Enviroq $200,000 per year for five years for consulting services. Additionally, the Company issued to New Enviroq a $3,000,000 subordinated promissory note as payment for the agreement of New Enviroq and certain principal stockholders of Enviroq not to compete with the Company. The consideration payable to the stockholders of Enviroq upon consummation of the Merger was determined through arms'-length negotiations between the parties to the Agreement.

           Funds utilized for the acquisition were borrowed by the Company under a term loan among the Company, The Boatmen's National Bank of St. Louis and Mark Twain Bank. It is presently anticipated that the primary business of Enviroq and subsidiaries acquired by the Company -- the reconstruction, rehabilitation and repair of pipelines,sewers and conduits -- will continue to be conducted as wholly-owned subsidiaries of the Company.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

           (a)  Financial statements of businesses acquired.
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Pursuant to Item 7(a)(4) of Form 8-K, Registrant will file the required financial statements of Enviroq Corporation and pro forma financial information as soon as is practicable, but not later than 60 days after the date on which this report is required to be filed.

           (b)  Pro forma financial information.  See Item 7(a)
                -------------------------------
above.

           (c)  Exhibits.  See Exhibit Index.
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                              SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  April 27, 1995

                                 INSITUFORM MID-AMERICA, INC.



                                 By
                                     -----------------------------------------
                                     Joseph F. Olson, Vice President - Finance and Administration




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                             EXHIBIT INDEX
                                                                    Sequential
Exhibit                                                                Page
Number                         Description                            Number
- - -------                        -----------                          ----------

  2   Merger Agreement, dated as of November 2, 1994, by and among      N/A
      Insituform Mid-America, Inc., IMA Merger Sub, Inc., Enviroq
      Corporation and New Enviroq Corporation, filed as Exhibit
      Number 10.6 to Registrant's Annual Report on Form 10-K for the fiscal year ended September 30, 1994, is hereby incorporated herein by reference.